                                                                   EXHIBIT 10-5C

                                                              Contract #: 820007


                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS

      This Service Agreement, made and entered into this 15th day of November, 1995, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and NEW JERSEY NATURAL GAS COMPANY (herein called "Customer", whether one or more),

                              W I T N E S S E T H:

      WHEREAS, Customer and Pipeline currently are parties to service agreements under Pipeline's Rate Schedule CDS (Pipeline Contract Nos. 800226, 800300 and 800391) which specify an MDQ of 100,405 dth, 5,439 dth and 3,671 dth, respectively; and

      WHEREAS, Customer and Pipeline desire to enter into this Service Agreement to supersede Customer's existing Rate Schedule CDS service agreements (Pipeline Contract Nos. 800226, 800300 and
800391);

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                    ARTICLE I

                               SCOPE OF AGREEMENT

      Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule CDS, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Sections 2.3 and 2.4 of Pipeline's Rate Schedule CDS, Pipeline shall deliver to those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), for Customer's account, as requested for any day, natural gas quantities up to Customer's MDQ.

   Customer's MDQ is as follows:


      Maximum Daily Quantity (MDQ)   109,560 dth;

      provided, however, subject to the provision of at least two (2) years prior written notice to the other party hereto, either Customer or Pipeline shall have the right to reduce the MDQ under this Service Agreement, with such reduction to be effective as of November 1, 2000 or any November 1 thereafter, by a quantity not

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)

      in excess of 36,520 dth in any given year. In the event either Customer or Pipeline exercises its right to reduce the MDQ of this Service Agreement as set forth in this ARTICLE I, any such reductions will be subject to either Pipeline's right of pregranted abandonment or Customer's right of first refusal, as applicable, as set forth in ARTICLE II of this Service Agreement.

      Subject to variances as may be permitted by Sections 2.4 of Rate Schedule CDS or the General Terms and Conditions, Customer shall deliver to Pipeline and Pipeline shall receive, for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to
Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) daily quantities of gas equal to the daily quantities delivered to Customer pursuant to this Service Agreement up to Customer's MDQ, plus Applicable Shrinkage as specified in the General Terms and Conditions.

      Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the MDQ.

      In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule CDS and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.

                                   ARTICLE II

                                TERM OF AGREEMENT

      The term of this Service Agreement shall commence on the later of (i) November 1, 1995 or (ii) the first day of the first month after the date Customer fully executes this Service Agreement, and shall continue in force and effect until October 31, 2002 and year to year thereafter unless this Service

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)



Agreement is terminated as hereinafter provided. Subject to the MDQ termination limitations set forth in Article I of this Service Agreement, this Service Agreement may be terminated by either Pipeline or Customer upon two (2) years prior written notice to the other specifying a termination date of any year occurring on or after the expiration of the primary term. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

      THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

      Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                   ARTICLE III

                                  RATE SCHEDULE

      This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule CDS and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

      Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule CDS as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)

      Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule CDS, (b) Pipeline's Rate Schedule CDS pursuant to which service hereunder is rendered or
(c) any provision of the General Terms and Conditions applicable to Rate Schedule CDS. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the agreement (including the notice of termination) as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                   ARTICLE IV

                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

      The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

      Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                    ARTICLE V

                                     QUALITY

      All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)

      Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement.

      In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                                   ARTICLE VI

                                    ADDRESSES

      Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

      (a) Pipeline:   TEXAS EASTERN TRANSMISSION CORPORATION
                      5400 Westheimer Court
                      Houston, TX 77056-5310

      (b) Customer:   NEW JERSEY NATURAL GAS COMPANY
                      1415 WYCKOFF ROAD
                      P. O. BOX 1464
                      WALL, NJ  07719

or such other address as either party shall designate by formal written notice.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)

                                   ARTICLE VII

                                   ASSIGNMENTS

      Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section
3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                                  ARTICLE VIII

                                 INTERPRETATION

      The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

      This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)

                                   ARTICLE IX

                        CANCELLATION OF PRIOR CONTRACT(S)

      This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

      The restated service agreements, tendered but not signed, between Pipeline and Customer under Pipeline's Rate Schedule CDS (Pipeline's Contract Nos. 800226, 800300 and 800391) reflecting Pipeline's implementation of Order No. 636, et seq.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)

      IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                                     TEXAS EASTERN TRANSMISSION CORPORATION

                                     By /s/ Robert B. Evans
                                        -------------------------------------
                                        Vice President


ATTEST:


/s/ Robert W. Reed
-------------------------
    ROBERT W. REED
  CORPORATE SECRETARY





                                     NEW JERSEY NATURAL GAS COMPANY



                                     By /s/ Gary A. Edinger
                                        -------------------------------------
                                        Gary A. Edinger
                                        Senior Vice President-Energy Services


ATTEST:


/s/ Oleta J. Harden
----------------------
  Oleta J. Harden
    Secretary

                                                               Contract #:820007

                         EXHIBIT A, TRANSPORTATION PATHS
                     FOR BILLING PURPOSES, DATED, 11/15/95.
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                  NEW JERSEY NATURAL GAS COMPANY ("Customer"),
                                 DATED: 11/15/95

(1)      Customer's firm Point(s) of Receipt:

                                                Maximum Daily
                                                    Receipt
                                               Obligation (plus
Point of                                           Applicable           Measurement
Receipt             Description                Shrinkage) (dth)       Responsibilities     Owner          Operator
--------            -----------                ----------------       ----------------     ------         --------
70217        UNITED GAS KOSCIUSKO, MS               2,792               UNIT GAS PL        UNIT GAS       UNIT GAS PL
             ATTALA CO., MS                                                                PL

71200        CHEVRON - VENICE, LA                   1,475               CHEVRON USA        CHEVRON        CHEVRON USA
             PAQUEMINES                                                                    USA
             PA., LA

71750        COLUMBIA GULF - ST. LANDRY             2,196               COL GULF           COL GULF       COL GULF
             PA., LA  ST. LANDRY PA., LA

72601        SEAGULL SHORELINE SYSTEM -             6,542               SEAGULL SHOR       SEAGULL        SEAGULL
             MATAGORDA CO., TX.                                                            SHOR           SHOR
             MATAGORDA CO., TX


* Included in Firm Receipt Point Entitlements as set forth in Section 14 of Pipeline's General Terms and Conditions at the Kosciusko, Mississippi Point of Receipt.

(2) Customer shall have Pipeline's Master Receipt Point List ("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

Customer hereby agrees to comply with the Receipt Pressure obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                                                Contract #820007

                         NEW JERSEY NATURAL GAS COMPANY


                                            Transportation
 Transportation Path                     Path Quantity (Dth/D)
 -------------------                     ---------------------
     M1 to M3                                   109,560


SIGNED FOR IDENTIFICATION

PIPELINE: /s/ Robert B. Evans
          --------------------------------

CUSTOMER: /s/ Gary A. Edinger
          --------------------------------

SUPERSEDES EXHIBIT A DATED
                           ---------------

                                                               Contract #:820007

                EXHIBIT B, POINT(S) OF DELIVERY, DATED 11/15/95,
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                  NEW JERSEY NATURAL GAS COMPANY ("Customer"),
                                 DATED 11/15/95:


                                        Maximum Daily
Point of                                  Delivery             Delivery Pressure         Measurement
Delivery        Description              Obligation              Obligation            Responsibilities   Owner      Operator
--------        -----------             -------------          -----------------       ----------------   -----      --------
                                           (dth)
1.  70011     COLUMBIA GAS (MFGRS.)            3,671           AS PROVIDED IN           TX EAST TRAN      TX EAST    COL GAS
              - EAGLE, PA CHESTER                              SECTION 6 OF THE                           TRAN       TRAN
              CO., PA                                          GENERAL TERMS AND
                                                               CONDITIONS OF
                                                               PIPELINE'S FERC
                                                               GAS TARIFF

2.  70059     NEW JERSEY NATURAL -             4,636           100 POUNDS PER           TX EAST TRAN      TX EAST    NJ NAT GAS
              PERTH AMBOY, NJ                                  SQUARE INCH GAUGE                          TRAN
              MIDDLESEX CO., NJ

3.  70060     NEW JERSEY NATURAL -            44,511           400 POUNDS PER           TX EAST TRAN      TX EAST    NJ NAT GAS
              BOUND BROOK, NJ                                  SQUARE INCH GAUGE                          TRAN
              SOMERSET CO., NJ

4.  70087     ALGONQUIN -                      4,649           AS REQUESTED BY          TX EAST TRAN      TX EAST    ALGONQUIN
              LAMBERTVILLE, NJ                                 CUSTOMER, NOT TO                           TRAN
              HUNTERDON CO., NJ                                EXCEED 750 PSIG

5.  70953     NEW JERSEY NATURAL -           100,450           325 POUNDS PER           TX EAST TRAN      TX EAST    NJ NAT GAS
              FREEHOLD, NJ                                     SQUARE INCH GAUGE                          TRAN
              MIDDLESEX CO., NJ

6.  71076     NEW JERSEY NATURAL -            12,982           300 POUNDS PER           TX EAST TRAN      TX EAST    NJ NAT GAS
              HANOVER, NJ  MORRIS                              SQUARE INCH GAUGE                          TRAN
              CO., NJ

7.  71078     ALGONQUIN - HANOVER,             2,776           AS REQUESTED BY          TX EAST TRAN      TX EAST    ALGONQUIN
              NJ MORRIS CO., NJ                                CUSTOMER, NOT TO                           TRAN
                                                               EXCEED 750 PSIG
8.  71423     NEW JERSEY NATURAL -             4,636           100 POUNDS PER           TX EAST TRAN      TX EAST    NJ NAT GAS
              MONTVILLE, NJ  MORRIS                            SQUARE INCH GAUGE                          TRAN
              CO., NJ

9.  72210     NEW JERSEY NATURAL -             NONE            325 POUNDS PER           TE EAST TRAN      TX EAST    NJ NAT GAS
              JAMESBURG, MIDDLESEX,                            SQUARE INCH GAUGE                          TRAN
              NJ

                                                              Contract #: 820007

                         NEW JERSEY NATURAL GAS COMPANY



                                        Maximum Daily
Point of                                  Delivery             Delivery Pressure         Measurement
Delivery        Description              Obligation              Obligation            Responsibilities   Owner      Operator
--------        -----------             -------------          -----------------       ----------------   -----      --------
                                           (dth)
10.  79513      SS-1 STORAGE POINT            20,423           N/A                      N/A               N/A         N/A
                                           04/01-10/31
                                              20,423
                                           11/01-03/31

11.  79560      SS STORAGE INJECTION      SUCH QUANTITIES      N/A                      N/A               N/A         N/A
                POINT                     ACCEPTED BY
                                          PIPELINE NOT TO
                                          EXCEED 31,143


12.  79828      AGT - NEW JERSEY                -0-            N/A                      N/A               N/A         N/A
                NATURAL - FOR
                NOMINATION
                PURPOSES



provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations under this and all other firm Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:

                                                              Contract #: 820007

                         NEW JERSEY NATURAL GAS COMPANY

                                           Aggregate Maximum Daily
          Point of Delivery                Delivery Obligation (dth)
          -----------------                -------------------------
                No. 2                              5,190
                No. 3                             49,828
                No. 4                              4,649
                No. 5                            314,863
                No. 6                             14,533
                No. 7                              2,776
                No. 8                              5,190
                No. 10                            20,423



and further provided, however, that Pipeline's maximum daily delivery obligation shall not exceed 374,734 dth in the aggregate at Points of Delivery 70059, 70060, 70953, 71076, 71078, 71423 and 72210.

SIGNED FOR IDENTIFICATION

PIPELINE: /s/ Robert B. Evans
          ----------------------------

CUSTOMER: /s/ Gary A. Edinger
          ----------------------------

SUPERSEDES EXHIBIT B DATED
                           --------------------

                                Contract #:820007

    EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
        DATED 11/15/95, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
                 BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION
                 ("PIPELINE") AND NEW JERSEY NATURAL GAS COMPANY
                          ("CUSTOMER"), DATED 11/15/95:


                          ZONE BOUNDARY ENTRY QUANTITY
                                      Dth/D

                                       To

=============================================================================================================================
  FROM     STX    ETX   WLA    ELA   M1-24    M1-30    M1-TXG    M1-TGC    M2-24    M2-30     M2-TXG    M2-TGC    M2    M3
-----------------------------------------------------------------------------------------------------------------------------
STX                                                              3,122
-----------------------------------------------------------------------------------------------------------------------------
ETX                                 11,685             4,724
-----------------------------------------------------------------------------------------------------------------------------
WLA                                                    1,437     3,122
-----------------------------------------------------------------------------------------------------------------------------
ELA                                           87,038
-----------------------------------------------------------------------------------------------------------------------------
M1-24                                                                     11,685
-----------------------------------------------------------------------------------------------------------------------------
M1-30                                                                             87,038
-----------------------------------------------------------------------------------------------------------------------------
M1-TXG                                                                                       6,161
-----------------------------------------------------------------------------------------------------------------------------
M1-TGC                                                                                                 6,244
-----------------------------------------------------------------------------------------------------------------------------
M2-24
-----------------------------------------------------------------------------------------------------------------------------
M2-30
-----------------------------------------------------------------------------------------------------------------------------
M2-TXG
-----------------------------------------------------------------------------------------------------------------------------
M2-TGC
-----------------------------------------------------------------------------------------------------------------------------
M2                                                                                                                    109,560
-----------------------------------------------------------------------------------------------------------------------------
M3
=============================================================================================================================

                                                               Contract #:820007

                         NEW JERSEY NATURAL GAS COMPANY

                           ZONE BOUNDARY EXIT QUANTITY
                                      Dth/D
                                       To

=============================================================================================================================
  FROM     STX    ETX   WLA    ELA   M1-24    M1-30    M1-TXG    M1-TGC    M2-24    M2-30     M2-TXG    M2-TGC    M2    M3
-----------------------------------------------------------------------------------------------------------------------------
STX
-----------------------------------------------------------------------------------------------------------------------------
ETX
-----------------------------------------------------------------------------------------------------------------------------
WLA
-----------------------------------------------------------------------------------------------------------------------------
ELA
-----------------------------------------------------------------------------------------------------------------------------
M1-24                                                                     11,685
-----------------------------------------------------------------------------------------------------------------------------
M1-30                                                                             87,038
-----------------------------------------------------------------------------------------------------------------------------
M1-TXG                                                                                        6,161
-----------------------------------------------------------------------------------------------------------------------------
M1-TGC                                                                                                 6,244
-----------------------------------------------------------------------------------------------------------------------------
M2-24
-----------------------------------------------------------------------------------------------------------------------------
M2-30
-----------------------------------------------------------------------------------------------------------------------------
M2-TXG
-----------------------------------------------------------------------------------------------------------------------------
M2-TGC
-----------------------------------------------------------------------------------------------------------------------------
M2                                                                                                                    109,560
-----------------------------------------------------------------------------------------------------------------------------
M3
=============================================================================================================================



SIGNED FOR IDENTIFICATION:

PIPELINE: /s/ Robert B. Evans
          ---------------------------

CUSTOMER: /s/ Gary a. Edinger
          ---------------------------

SUPERCEDES EXHIBIT C DATED
                           ----------

                                       C-2